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                                                                    EXHIBIT 10.1

                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.



                           SOFTWARE PURCHASE AGREEMENT

THIS AGREEMENT IS MADE BETWEEN USEFULWARE INCORPORATED, A GEORGIA CORPORATION, AND MAXXIS GROUP, INC. ("PURCHASER).

UsefulWare will provide a Custom Installation Program for the purpose of installing and configuring a set of Internet tools, utilizing the software shown in item 11, including ConnectionMagic (tm), Internet Control Center (tm), and other bundled applications. A review copy of the software will be provided for Purchaser to approve before the initial purchase is final. The review period is limited to 10 days, during which time any money paid will be refunded should Purchaser decide not to use the software. This agreement can be cancelled during that 10 day review period.

All purchases made by InteReach Internet Services, an affiliate of Maxxis Group Inc., will be counted towards the volume requirements outlined in this agreement, and the combined total purchases will be used for cumulative pricing discounts as outlined in the pricing schedule below.

Maxxis Group, Inc. agrees to purchase a minimum of *** of UsefulWare's Connection Magic software package in return for pricing concessions outlined in this agreement. Purchases made by InteReach Internet Services are counted towards this total. Maxxis Group, Inc. is purchasing *** immediately, with an order for an additional *** to follow within *** of this agreement. Another order for *** is required within the following ***. Then for *** following the date of this agreement, all subsequent purchases will be subject to discounted pricing based on the cumulative purchases as described below.

1.       PAYMENT AND PRICING
The initial order must be accompanied by a one-third down payment, with the balance due within 30 days of delivery of the master copy of the software. All re-orders of additional user licenses will be billed on 60-day net. Any orders for duplicated media are payable in advance.

All additional orders under this agreement must be in multiples of 10,000 units, with a 10,000 unit minimum for any order. For the first *** user licenses purchased under this agreement, Purchaser will pay UsefulWare ***. All subsequent purchases within *** of the date of this agreement will be priced based on the combined total purchased up to and including the current purchase, with pricing as follows:

        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***
        ***-----------------------------------------     ***

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.

2.       VOLUME REBATES
The above prices *** will be retroactively applied to prior purchases made under this agreement, with the difference credited to the current purchase or future purchases. These credits can not be granted in cash back to Purchaser, but are only valid to be used against new purchases from UsefulWare, or used as a credit to trade for additional user licenses. At the time of each purchase, the credit will be determined by calculating all prior purchases at the new current price, and deducting that amount from the actual amount paid or billed up until that time, with the resulting difference being credited to the account.
An EXAMPLE of this rebate calculation is as follows:

***
***
***
***

Another example:
***
***
***
***

These rebates can be granted towards the same purchase which puts the total over the number required for that rebate. The credit can also be applied to future purchases. It cannot be granted as cash back to Purchaser.

3.       MONEY-BACK GUARANTEE
During the first 30 days from the date UsefulWare delivers the software, if Purchaser is not satisfied with the software package UsefulWare will refund any license fees paid for copies which were not distributed, subject to the discontinuance of further distribution. Should the number of distributed copies fall into a different price bracket than the total number ordered, the number of distributed copies will be charged as if that was the total number purchased and the refund will be calculated by deducting that amount from the amount paid. This guarantee applies only to the initial software order and does not apply to any re-orders, updates or revisions. There are no refunds for re-orders. Setup fees are not refundable and license fees for copies distributed to end-users are not refundable except as provided under our Support Guarantee described herein. THIS POLICY DOES NOT APPLY TO THE 10-DAY APPROVAL PERIOD AFTER THE INITIAL ORDER, DURING WHICH TIME ALL MONEY PAID IS REFUNDABLE AS DESCRIBED ABOVE.

4.       MASTERS AND DUPLICATION
UsEfulWare will provide master CD-ROM's and/or master diskette sets with all orders, and Purchaser may use UsefulWare's duplication services as shown on the current price list. User licensing can be purchased without duplication if Purchaser intends to do their own duplication. For each order of 10,000 units UsefulWare will provide up to 10 separate masters if needed by Purchaser to account for different setups needed. Additional masters can be provided for a fee of ***.

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.



5.       USER REPORTING
Purchaser agrees to provide UsefulWare with monthly reports which contain the information required to track the number of copies of the software that have been used. At a minimum these reports should contain the total number of new users signed up during the month and the total number of active users. If certain users or groups of users are not being provided the software, this information should also be included.

Each end-user's name is automatically sent to UsefulWare via the Internet on the first use of each new installation. This information will not be used for any purpose other than internal tracking of the number of users, and will not be disclosed to any third parties, nor will any users be directly contacted by UsefulWare or any other party based on this information.

This software can not be resold, redistributed, or sub-licensed to anyone other than end-users subscribing to Purchaser's Internet service. Business users with multiple machines in an office must be issued separate copies of the software for each machine. This software is licensed on a per-user basis.

6.       END-USER SUPPORT GUARANTEE
Subject to the following conditions, UsefulWare will provide toll-free telephone support to the subscribers (end-users) of Purchaser.

         A. Toll-free telephone support will be provided only to licensed end-users, and the user will be asked to provide their individual registration code.

         B. Toll-free telephone support will be provided for the installation of UsefulWare's software, to ensure the user is able to successfully log on and use their Internet account. Once the user is successfully online using UsefulWare's software, all further support must be provided by the Internet Service Provider. See item J below for ongoing support which UsefulWare provides to the Internet Service Provider staff.

         C. UsefulWare will not provide support to end-users concerning the use of individual applications which are a part of the UsefulWare software package except to ensure they run properly as installed. All support concerning the use of individual applications is the responsibility of the Internet Service Provider.

         D. The hours of operation for the support line will be 9am to 10pm eastern time, Monday through Friday. These hours and days may change from time to time at UsefulWare's discretion. Voice mail will always be available so users can be called back by UsefulWare.

         E. Support will be provided for users of Windows 3.x, Windows 95, and Macintosh, plus Windows NT4 Workstation and Windows 98 users with ConnectionMagic version 5.0 or later. Windows NT 3.51 is not supported.

         F. The Internet Service Provider agrees to provide the end-user with software that matches the current configuration of their network, and if the network configuration changes, the Internet Service Provider must have the

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                         CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.



         software revised accordingly. UsefulWare cannot and will not support a user attempting to install software not properly configured for the Internet Service Provider's system.

         G. The Internet Service Provider will provide UsefulWare's toll-free support number to the end-user when they establish their account, but this number should not be advertised to the general public. When the number is included in any literature that the Internet Service Provider gives to the end-users, it must clearly state that this number is for installation support only.

         H. To qualify for the Guarantee below, the user must have the Minimum System Requirements as listed in the current Installation Instructions.

         I. Should UsefulWare's technical support staff be unable to successfully get any new user online after all the above conditions are met, UsefulWare will credit the Internet Service Provider three times the amount paid to UsefulWare for that individual software license. This credit will be applied to software orders placed by the Internet Service Provider, equivalent to three free user licenses. The Internet Service Provider has the responsibility to document such incidents and request any credits due, as UsefulWare often may not know if a fix was successful if the user does not call back. UsefulWare maintains records of all support calls including any steps taken, and these records can be made available for review upon request.

         J. Additional ongoing support to the Internet Service Provider's staff is provided using UsefulWare's normal business number at 770-424-2525, 9-5pm EST Monday-Friday, or via email to support@usefulware.com.

7.       REVISIONS
UsefulWare revises and/or updates software packages periodically to stay current with the included applications, and also to continuously improve the setup programs. Whenever a re-order is placed for more licenses, a revised or updated software package may be requested at no charge if changes have been made since the last order. Since all of the packages are custom-built for a specific service, there are no routine or automatic updates or revisions, and revisions or updates will not be automatically sent out. When a request is made for a revision or update please advise UsefulWare of any changes which need to be incorporated into the software due to system changes, new logos, new phone numbers, new text files, etc. They will be included at no extra charge subject to the limitations otherwise outlined in this policy. ANY REVISION OR UPDATE REQUESTED THAT DOES NOT ACCOMPANY A RE-ORDER WILL BE SUBJECT TO A FEE OF ***. ANY RE-ORDER WITHIN THE PRECEDING 30 DAYS WILL BE CONSIDERED TO ACCOMPANY THE REVISION AND THE FEE WILL BE WAIVED. This policy does not apply to the 10-day approval period after an initial order, to ensure correctness of the software. This policy also does not apply to any configuration errors discovered subsequent to the 10-day period as long as the system for which the software was originally configured has not been altered. Configuration errors by UsefulWare will be corrected at no charge.

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.



8.       DISCLAIMER OF WARRANTY
Purchaser expressly agrees and acknowledges that Purchaser and its licensees use this software, documentation and technical support solely at their own risk. Purchaser purchases the software, documentation and technical support on an as-is basis, without any warranty other than that expressly provided for in this agreement. To the maximum extent provided under applicable law UsefulWare Inc. expressly disclaims all warranties, express or implied including but not limited to any implied warranties of merchantability or fitness for a particular purpose. Some jurisdictions do not allow the limitation of or exclusion of implied warranties of merchantability or fitness for a particular purpose so the above limitation or exclusion may not apply. UsefulWare Inc. does not warrant that this software will function correctly for any particular end-user or on any particular computer system. UsefulWare Inc. does not warrant that this software will function in an error free or uninterrupted manner.

9.       LIMITATIONS OF LIABILITY
To the maximum extent permitted under applicable law, under no circumstances, including negligence shall UsefulWare Inc., it's directors, officers, employees or agents be liable for any special or consequential damages (including loss of business information or records, business interruption, business profits and the like) arising out of the use of or inability to use the software provided herein even if UsefulWare Inc. or it's agents have prior notice of the possibility of such special or consequential damages arising out of the purchaser's use of the software. Some jurisdictions do not allow the limitation or exclusion of liability for incidental or consequential damages so the above limitation or exclusion may not apply. In no event shall UsefulWare Inc.'s total liability for all damages including contract, tort or negligence or any other damage exceed the amount paid by the Purchaser for the software and any documentation accompanying it. UsefulWare Inc. is not responsible for any damages related to use of this software except for those, which if any, are expressly provided for in this Agreement.

10.      APPLICABLE LAWS AND SEVERABILITY
This Agreement shall be construed under the laws of the State of Georgia, USA. By entering into this Agreement the parties hereto agree that this Agreement is made in the State of Georgia, United States of America and that jurisdiction for any disputes arising out of this Agreement will be heard in the court system of the State of Georgia, USA. If any court of competent jurisdiction finds that any part or portion of this agreement is unenforceable that part or portion of this agreement shall be enforced to the maximum extent possible under applicable law in order to carry out the intent of the parties to this agreement. In such event, any portion of this agreement found to be unenforceable shall be severed from this agreement and the remainder of this agreement shall be construed to bind the parties as if the whole agreement was held by a competent court to be fully enforceable.

11.      LICENSING
The software components of UsefulWare's packages are licensed as follows:

         CONNECTIONMAGIC (TM) INSTALLER - copyright (c) 1998 UsefulWare Inc. INTERNET CONTROL CENTER (TM) - copyright (c) 1995-98 UsefulWare Inc. NETSCAPE NAVIGATOR - distributed under an agreement between UsefulWare Inc. and Netscape Communications Corp., 501 East Middlefield Rd., Mountain View, CA 94043.


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                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.

         EUDORA LIGHT - distributed under an agreement with Qualcomm Inc., 6455 Lusk Blvd., San Diego, CA 92121, which includes a distribution fee paid by UsefulWare Inc.

         NEWSXPRESS - freeware, distributed with permission of the author, W.L. Ken, Ng.

         FREE AGENT - distributed under an agreement with Forte, 2141 Palomar Airport Rd., Suite 100, Carlsbad, CA 92009, which includes a distribution fee paid by UsefulWare Inc.

         WS_FTP LIMITED EDITION - distributed under an agreement with Ipswitch, Inc., 81 Hartwell Ave., Lexington, MA 02173.

         EWAN TELNET - freeware with no copyright or distribution restrictions, created by Peter Zander.

         WS_PING - public domain software, created by John Junod.

         TRUMPET WINSOCK - purchased for resale by UsefulWare Inc., from Trumpet Software International Pty. Ltd., 24 Cambridge Rd., Bellerive 7018, Tasmania Australia.

         MICROSOFT INTERNET EXPLORER - distributed under an agreement with Microsoft Corporation, One Microsoft Way, Redmond, WA 98052.

         FREEPPP, MACPPP -distributed under an agreement with Merit Network, Inc., 4251 Plymouth Road, Suite C, Ann Arbor, MI 48105, which includes a distribution fee paid by UsefulWare Inc.

         INTERNET SETUP MONKEY - purchased for resale by UsefulWare Inc., under a distribution agreement with Rockstar Studios, 524-A Union St., San Francisco, CA 94133. The Internet Setup Monkey includes MACTCP system software which is licensed from Apple Computers Inc. by Rockstar Studios.

         NCSA TELNET - public domain software.

         GLOBAL CHAT - freeware, copyright Quarterdeck Systems Research, Inc., 520 Frederick St., #19, San Francisco, CA 94117.

         STUFFIT EXPANDER - freeware, copyright Aladdin Systems Inc., 165 Westridge, Watsonville, CA 95076.

         FETCH FTP - purchased for resale by UsefulWare Inc., under a distribution agreement with Dartmouth College Software Sales, 6028 Kiewit Computer Center, Hanover, NH 03755.

UsefulWare Inc. warrants that all the above software is properly licensed for distribution and that any fees due the copyright owners for software purchased under this agreement are the sole responsibility of UsefulWare Inc. UsefulWare Inc. shall indemnify and hold harmless the above name customer (Company) from all claims, losses, or damages arising out of or related to licensing, patent, or copyright infringement claims related to this agreement.

12.      CUSTOM SUPPORT OPTION

UsefulWare agrees that within 120 days of the date of this agreement, Purchaser will be offered the option to have a dedicated toll-free phone number for users to call UsefulWare for support, and callers to this number will be greeted with a customized greeting identifying Purchaser as the company answering the call. All telephone line end equipment costs associated with this option will be the responsibility of UsefulWare. If during any 120-day period Purchaser fails to purchase a minimum of 5,000 units under this agreement, UsefulWare may discontinue this custom number with 30 days notice to Purchaser.

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                          CONFIDENTIAL TREATMENT REQUESTED BY MAXXIS GROUP, INC.

13.      CONFIDENTIALITY
Each party undertakes to retain in confidence the terms of this agreement and all other non-public information and know-how disclosed pursuant to this agreement which is either designated as proprietary and/or confidential or by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential ("Confidential Information"); provided that each party may disclose the terms and conditions of this agreement to its immediate legal and financial consultants in the ordinary course of its business. Each party agrees to use its best efforts to protect Confidential Information with precautions at least as great as those taken to protect its own confidential information. A party's disclosure of Confidential Information as required by government or judicial order is not prohibited by this agreement, provided that the disclosing party gives the other party prompt notice of such order and assists in the procurement of appropriate protective order (or equivalent) imposed on such disclosure.

14.      ENTIRE AGREEMENT
This agreement constitutes the entire agreement between the parties. This agreement supersedes any and all prior oral or written agreements. All terms for the purchases of UsefulWare Inc. software are found within this agreement and any and all other terms are hereby rejected by the parties herein. This agreement can only be modified in writing. An authorized representative of UsefulWare Inc. must sign all modifications to this agreement.

  for UsefulWare Inc.                                   for customer

signed  /s/ John Foltz                               signed  /s/ Thomas O. Cordy
        ----------------                                    --------------------
                                                     title  President and CEO
                                                            -------------------

                                     Corporate Name if any  The Maxxis Group
                                                            --------------------
                                                   Address  1901 Montreal Rd.
                                                            -------------------
                                                      date    8/13/98
                                                            -------------------